                                                                      EXHIBIT C

          FORM OF MONTHLY SERIES 1996-1 CERTIFICATEHOLDERS' STATEMENT

                                 Series 1996-1

                         FIRST UNION DIRECT BANK, N.A.

                      FIRST UNION MASTER CREDIT CARD TRUST

            The information which is required to be prepared with respect to the Distribution Date JULY 17, 2000 and with respect to the performance of the Trust during the preceding Monthly Period.

            Capitalized terms used in this Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A   Information Regarding the Currrent Monthly Distribution
    (Stated on the basis of $1,000 Original Certificate Principal Amount)

    1   The amount of the current monthly distribution in
        respect of Class A Monthly Principal                                                                    0
                                                                                               -------------------

    2   The amount of the current monthly distribution in
        respect of Class B Monthly Principal                                                                    0
                                                                                               -------------------

    3   The amount of the current monthly distribution in
        respect of Collateral Monthly Principal                                                        12,387,806
                                                                                               -------------------

    4   The amount of the current monthly distribution in
        respect of CLASS A MONTHLY INTEREST                                                             5,578,267
                                                                                               -------------------

    5   The amount of the current monthly distribution in
        respect of Class A Deficiency Amounts                                                                   0
                                                                                               -------------------

    6   The amount of the current monthly distribution in
        respect of Class A Additional Interest                                                                  0
                                                                                               -------------------

    7   The amount of the current monthly distribution in
        respect of CLASS B MONTHLY INTEREST                                                               464,434
                                                                                               -------------------

    8   The amount of the current monthly distribution in
        respect of Class B Deficiency Amounts                                                                   0
                                                                                               -------------------

    9   The amount of the current monthly distribution in
        respect of Class B Additional Interest                                                                  0
                                                                                               -------------------

    10  The amount of the current monthly distribution in
        respect of COLLATERAL MONTHLY INTEREST                                                            761,580
                                                                                               -------------------

    11  The amount of the current monthly distribution in
        respect of any accrued and unpaid Collateral monthly interest                                           0
                                                                                               -------------------

B   Information Regarding the Performance of the Trust

    1   COLLECTION OF PRINCIPAL RECEIVABLES

        a)          The aggregate amount of Principal Collections
                    processed during the preceding Monthly
                    Period which were allocated in respect of the
                    Class A Certificates                                                               89,588,730
                                                                                               -------------------

        b)          The aggregate amount of Principal Collections
                    processed during the preceding Monthly
                    Period which were allocated in respect of the
                    Class B Certificates                                                                7,330,014
                                                                                               -------------------

        c)          The aggregate amount of Principal Collections
                    processed during the preceding Monthly Period
                    which were allocated in respect of the
                    Collateral Interest                                                                11,673,686
                                                                                               -------------------

    2   PRINCIPAL RECEIVABLES IN THE TRUST

        a)          The aggregate amount of Principal
                    Receivables in the Trust as of the end of the
                    day on the last day of the preceding Monthly
                    Period (ending Principal Balance)                                               1,915,560,381
                                                                                               -------------------

        b)          The amount of Principal Receivables in the
                    Trust represented by the Investor Interest
                    of Series 1996-1 as of the end of the day
                    on the last day of the preceding Monthly
                    Period                                                                          1,115,151,821
                                                                                               -------------------

        c)          The amount of Principal Receivables in the
                    Trust represented by the Series 1996-1
                    Adjusted Investor Interest as of the end of
                    the day on the last day of the preceding
                    Monthly Period                                                                  1,115,151,821
                                                                                               -------------------

        d)          The amount of Principal Receivables in the
                    Trust represented by the Class A Investor
                    Interest as of the end of the day on the
                    last day of the preceding Monthly Period                                          920,000,000
                                                                                               -------------------


        e)          The amount of Principal Receivables in the
                    Trust represented by the Class A Adjusted
                    Investor Interest as of the end of the day
                    on the last day of the preceding Monthly
                    Period                                                                            920,000,000
                                                                                               -------------------

        f)          The amount of Principal Receivables in the
                    Trust represented by the Class B Investor
                    Interest as of the end of the day on the
                    last day of the preceding Monthly Period                                           75,273,000
                                                                                               -------------------

        g)          The amount of Principal Receivables in
                    the Trust represented by the Collateral
                    Interest as of the end of the day on the last
                    day of the preceding Monthly Period                                               119,878,821
                                                                                               -------------------

        h)          The Floating Investor Percentage with
                    respect to the preceding Monthly Period                                                58.01%
                                                                                               -------------------

        I)          The Class A Floating Allocation with respect
                    to the preceding Monthly Period                                                        47.85%
                                                                                               -------------------

        j)          The Class B Floating Allocation with respect
                    to the preceding Monthly Period                                                         3.92%
                                                                                               -------------------

        k)          The Collateral Floating Allocation with respect
                    to the preceding Monthly Period                                                         6.24%
                                                                                               -------------------

        l)          The Fixed Investor Percentage with respect to
                    the preceding Monthly Period                                                           58.01%
                                                                                               -------------------

        m)          The Class A Fixed Allocation with respect to
                    the preceding Monthly Period                                                           47.85%
                                                                                               -------------------

        n)          The Class B Fixed Allocation with respect to
                    the preceding Monthly Period                                                            3.92%
                                                                                               -------------------

        o)          The Collateral Fixed Allocation with respect
                    to the preceding Monthly Period                                                         6.24%
                                                                                               -------------------

    3   DELINQUENT BALANCES

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the preceding Monthly Period:

                                                                        Aggregate              Percentage of
                                                                        Account                Total
                                                                        Balance                Receivables
        a) 35-64 days                                                          22,232,437                   1.12%
                                                                        ------------------     -------------------
        b) 65-94 days                                                          12,253,261                   0.62%
                                                                        ------------------     -------------------
        c) 95-124 days                                                          9,243,667                   0.46%
                                                                        ------------------     -------------------
        d) 125-154 days                                                         7,293,263                   0.37%
                                                                        ------------------     -------------------
        e) 155 or more days                                                     6,641,134                   0.33%
                                                                        ------------------     -------------------
        Total                                                                  57,663,762                   2.90%
                                                                        ------------------     -------------------

    4   CREDIT LOSS AMOUNT (ALLOCABLE TO SERIES 1996-1)

        a)          The Aggregate Credit Loss Amount for
                    the preceding Monthly Period                                                        4,200,983
                                                                                               -------------------

        b)          The Class A Credit Loss Amount for
                    the preceding Monthly Period                                                        3,465,810
                                                                                               -------------------

        c)          The Class B Credit Loss Amount for
                    the preceding Monthly Period                                                          283,567
                                                                                               -------------------
        d)          The Collateral Credit Loss Amount for
                    the preceding Monthly Period                                                          451,606
                                                                                               -------------------

    5   INVESTOR CHARGE OFFS

        a)          The aggregate amount of Class A Investor
                    Charge Offs for the preceding Monthly Period                                                0
                                                                                               -------------------

        b)          The aggregate amount of Class A Investor
                    Charge Offs set forth in 5(a) above per $1,000
                    of original certificate principal amount                                                    0
                                                                                               -------------------

        c)          The aggregate amount of Class B Investor
                    Charge Offs for the preceding Monthly Period                                                0
                                                                                               -------------------

        d)          The aggregate amount of Class B Investor
                    Charge Offs set forth in 5(c above per $1,000
                    of original certificate principal amount                                                    0
                                                                                               -------------------

        e)          The aggregate amount of Collateral Charge
                    Offs for the preceding Monthly Period                                                       0
                                                                                               -------------------

        f)          The aggregate amount of Collateral Charge
                    Offs set forth in 5(e) above per $1,000 of
                    original certificate principal amount                                                       0
                                                                                               -------------------

        g)          The aggregate amount of Class A Investor
                    Charge Offs reimbursed on the Transfer Date
                    immediately preceding this Distribution Date                                                0
                                                                                               -------------------

        h)          The aggregate amount of Class A Investor
                    Charge Offs set forth in 5(g) above per
                    $1,000 original certificate principal amount
                    reimbursed on the Transfer Date immediately
                    preceding this Distribution Date                                                            0
                                                                                               -------------------

        I)          The aggregate amount of Class B Investor
                    Charge Offs reimbursed on the Transfer Date
                    immediately preceding this Distribution Date                                                0
                                                                                               -------------------

        j)          The aggregate amount of Class B Investor
                    Charge Offs set forth in 5(I) above per
                    $1,000 original certificate principal amount
                    reimbursed on the Transfer Date immediately
                    preceding this Distribution Date                                                            0
                                                                                               -------------------

        k)          The aggregate amount of Collateral Charge
                    Offs reimbursed on the Transfer Date
                    immediately preceding this Distribution Date                                                0
                                                                                               -------------------

        l)          The aggregate amount of Collateral Charge
                    Offs set forth in 5(k) above per $1,000
                    original certificate principal amount
                    reimbursed on the Transfer Date immediately
                    preceding this Distribution Date                                                            0
                                                                                               -------------------
    6   INVESTOR SERVICING FEE - 1.25% (ALLOCABLE TO SERIES 1996-1)

        a)          The amount of the Class A Servicing Fee
                    payable by the Trust to the Servicer for
                    the preceding Monthly Period                                                          958,333
                                                                                               -------------------

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
        b)          The amount of the Class B Servicing Fee
                    payable by the Trust to the Servicer for
                    the preceding Monthly Period                                                           78,409
                                                                                               -------------------

        c)          The amount of the Collateral Servicing Fee
                    payable by the Trust to the Servicer for
                    the preceding Monthly Period                                                          124,874
                                                                                               -------------------

        d)          The amount of Servicer Interchange (.75%)
                    payable by the Trust to the Servicer for the
                    preceding Monthly Period                                                              696,970
                                                                                               -------------------

    7   REALLOCATIONS

        a)          The amount of Reallocated Collateral Principal
                    collections with respect to this Distribution Date                                          0
                                                                                               -------------------

        b)          The amount of Reallocated Class B Principal
                    collections with respect to this Distribution Date                                          0
                                                                                               -------------------

        c)          The COLLATERAL BALANCE as of the close of
                    business on this Distribution Date                                                107,491,015
                                                                                               -------------------

        d)          The CLASS B INVESTOR BALANCE as of the close
                    of business on this Distribution Date                                              75,273,000
                                                                                               -------------------

    8   FINANCE CHARGE COLLECTIONS (MINUS SERVICER INTERCHANGE)
        ALLOCABLE TO SERIES 1996-1

        a)          The aggregate amount of Collections of Finance
                    Charge Receivables processed during the
                    preceding Monthly Period which were allocated
                    in respect of the Class A Certificates                                             17,393,987
                                                                                               -------------------

        b)          The aggregate amount of Collections of Finance
                    Charge Receivables processed during the
                    preceding Monthly Period which were allocated
                    in respect of the Class B Certificates                                              1,423,149
                                                                                               -------------------

        c)          The aggregate amount of Collections of Finance
                    Charge Receivables processed during the
                    preceding Monthly Period which were allocated
                    in respect of the Collateral Interest                                               2,266,490
                                                                                               -------------------

    9   PRINCIPAL FUNDING ACCOUNT

        a)          The principal amount on deposit in the Principal
                    Funding Account on or before the related Transfer
                    Date
                                                                                                      115,235,406
                                                                                               -------------------
        b)          The Accumulation Shortfall with respect to the
                    preceding Monthly Period                                                                    0
                                                                                               -------------------

        c)          The Principal Funding Investment Proceeds
                    deposited in the Finance Charge Account on or
                    before the Transfer Date of the preceding
                    Monthly Period                                                                              0
                                                                                               -------------------

        d)          The amount of all or the portion of the Reserve
                    Draw Amount deposited in the Finance Charge
                    Account on or before the Transfer date of the
                    preceding Monthly Period from the Reserve Account                                           0
                                                                                               -------------------

    10  RESERVE DRAW AMOUNT

    11  AVAILABLE FUNDS [FINANCE CHARGE COLLECTIONS MINUS
        SERVICER INTERCHANGE]

        a)          The amount of Class A Available Funds on deposit
                    in the Finance Charge Account on or before the
                    Transfer Date of the preceding Monthly Period                                      17,393,987
                                                                                               -------------------

        b)          The amount of Class B Available Funds on deposit
                    in the Finance Charge Account on or before the
                    Transfer Date of the preceding Monthly Period                                       1,423,149
                                                                                               -------------------

        c)          The amount of Collateral Available Funds on
                    deposit in the Finance Charge Account on the
                    preceding Transfer Date                                                             2,266,490
                                                                                               -------------------

    12  PORTFOLIO YIELD (YIELD MINUS CHARGE OFFS)

        a)          The Portfolio Yield for the preceding Monthly
                    Period                                                                                  18.87%
                                                                                               -------------------

        b)          The Portfolio Adjusted Yield for the preceding
                    Monthly Period                                                                           9.44%
                                                                                               -------------------


C   FLOATING RATE DETERMINATIONS

    1   LIBOR for the Interest Period ending on this
        Distribution Date                                                                      6.65125%
                                                                                               -------------------

    2   Number of days in this interest period                                                 32
                                                                                               -------------------

    3   Interest Factor                                                                        0.7310757%
                                                                                               -------------------

D   CUSIP Numbers

    1   Class A                                                                                337365AA8
                                                                                               -------------------
    2   Class B                                                                                337365AB6
                                                                                               -------------------

                               FIRST UNION DIRECT BANK, N.A.
                               SERVICER

                               By: /s/ James H. Galbraith, II
                                  -------------------------------------
                               James H. Gilbraith, II
                               Managing Director
                               First Union Direct Bank, N.A.